SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2008
BORGWARNER INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)
3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 99.1

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On November 12, 2008, the Board of Directors of BorgWarner Inc. approved certain amendments to the Company’s bylaws effective November 12, 2008. Among other changes:
•	Article II, Sections 7 and 8, regarding advance notice of stockholder proposals, was amended (i) to clarify that postponement or adjournment of an annual meeting does not create another opportunity for stockholders to make proposals or nominate candidates for director; (ii) to require that each director nominee disclose all material monetary agreements between the nominating stockholder and such nominee; (iii) to require each director nominee (including any director nominee proposed by the Company) to complete a questionnaire regarding the nominee’s background, qualifications and conflicts of interest; and (iv) to require that each stockholder proposing business for consideration at a meeting of the Company’s stockholders disclose any economic interests, including any interest in the Company resulting from derivative instruments.

•	Article III, Section 10, regarding committees, was amended to provide for the appointment of an emergency committee of the board of directors, even if no quorum of the board or a committee can be assembled. The purpose of this amendment is to facilitate corporate governance should a catastrophic event occur.

•	Article VI, Sections 1, 6, 7 and 8, regarding indemnification of directors and officers, was amended to clarify that the entitlement to indemnification of current directors and officers and of former directors and officers cannot be retroactively adversely affected in connection with pre-amendment events.

•	Article II, Section 6, regarding notice of meetings, was amended to enable the board of directors to postpone annual meetings of stockholders and postpone or cancel special meetings of stockholders, provided public disclosure is made prior to the meeting date.

•	Article III, Section 3, regarding regular meetings of the board of directors, was amended to provide flexibility as to how soon a board meeting must be held following the annual meeting of stockholders.
A copy of the Company’s bylaws as amended and restated is filed as Exhibit 3.1 and is incorporated herein by this reference. The preceding summary is not intended to be complete and is qualified in its entirety by reference to such amended and restated bylaws.
Item 7.01 Regulation FD Disclosure
     On November 12, 2008, BorgWarner Inc. issued a press release announcing a quarterly dividend on its common stock. A copy of BorgWarner Inc.’s press release regarding an increase to its quarterly dividend is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference.

In connection with the amendments to the Company’s bylaws described in Item 5.03 of this Current Report on Form 8-K and recent changes to the New York Stock Exchange’s rule regarding “director independence,” the Company has amended its corporate governance guidelines to reflect such bylaw amendments and such rule changes. The Company’s amended corporate governance guidelines can be found on the Company’s website at http://www.borgwarner.com/invest/governance.shtml.
     The information provided in this Item 7.01 and the accompanying Exhibit 99.1 are being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit
Number	Description of Exhibit

3.1	Amended and Restated Bylaws of BorgWarner Inc. (as amended and restated on November 12, 2008)

99.1	Press release regarding dividends and dividend increase issued by BorgWarner Inc. dated November 12, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: November 18, 2008	By:	/s/ John Gasparovic
	Name:	John Gasparovic
	Its:	Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

3.1	Amended and Restated Bylaws of BorgWarner Inc. (as amended and restated on November 12, 2008)

99.1	Press release regarding dividends and dividend increase issued by BorgWarner Inc. dated November 12, 2008